CONTACTS:
James Protos
MacKenzie Partners, Inc.
(212) 929-5397
or
Evan Collins
MacKenzie Partners, Inc.
(212) 929-5500


FOR IMMEDIATE RELEASE

CALIFORNIA ENERGY ANNOUNCES SCHEDULE OF MEETING FOR
                     THE WEEK OF OCTOBER 24


     OMAHA, NE., October 24, 1994 -- California Energy Company, Inc. (NYSE: CE; PSE and LSE) today announced its schedule of meetings with securities analysts, shareholders and bondholders of Magma Power Company (NASDAQ: MGMA) for the week of October 24.

     The schedule is as follows:

     Tuesday, October 25, 4:30 p.m. -- Boston, Massachusetts
     Four Seasons Hotel
     200 Boylston Street
     Wendell Phillips Room

     Wednesday, October 26, 4:30 p.m., New York, New York
     Helmsley Palace Hotel
     455 Madison Avenue
     Renaissance A Room

     Friday, October 28, 12:00 noon, Los Angeles, California
     Sheraton Grande Hotel
     333 South Figueroa Street
     Conference Room Suite 310

Shareholders, bondholders and securities analysts who wish to attend should contact James Protos (212) 929-5397 or Evan Collins
(212) 929-5500 at MacKenzie Partners, Inc. to confirm interest and receive an invitation.


                             #  #  #

                            [CE logo appears here]



                      CALIFORNIA ENERGY COMPANY, INC.

                               October 1994

                            [CE logo appears here]








OBJECTIVE:  SECURE YOUR APPROVAL FOR THE PROPOSED TRANSACTION

                            [CE logo appears here]


FIVE REASONS TO ACCEPT THE OFFER

- -    $38.50/Share Represents Fair Value (40% premium)

- -    CE and Magma Combination Benefits All Shareholders

- -    CE Management is Best Able to Meet Future Challenges

- -    Offer Contains No Significant Contingencies

- -    Magma's Share Price is Expected to Plummet if California Energy
     Retracts its Offer

                            [CE logo appears here]



REASONS TO ACCEPT CALIFORNIA ENERGY'S OFFER

                     WHAT SHOULD WE CONCLUDE FROM THE
         OWNERSHIP TREND OF CE'S AND MAGMA'S LARGEST SHAREHOLDERS?

[A bar graph is presented depicting the following information.]

Month/Year     Ownership(a)
- ----------     ------------
Apr-90         Dow       39.0%
               Kiewit     0.0%

Apr-91         Dow       24.0%
               Kiewit    29.0%

Apr-92         Dow       24.0%
               Kiewit    35.0%

Apr-93         Dow       24.0%
               Kiewit    37.0%

Apr-94         Dow        5.0%
               Kiewit    38.0%

Sep-93         Dow        5.0%
               Kiewit    44.0%

____________________

(a) Data from Proxy Statements and 13D Filings. Dow beneficial ownership net of 4,000,005 shares placed in escrow under Subordinated
     Exchangeable Note Offering dated April 11, 1991.

                            [CE logo appears here]



REASONS TO ACCEPT CALIFORNIA ENERGY'S OFFER

                   WHICH MANAGEMENT TEAM CAN BEST CREATE
                        LONG-TERM SHAREHOLDER VALUE?

Magma Executive                  Experience          Beneficial
Officers(a)            Age     Dow         IPP       Ownership
- ---------------        ---     ---         ---       ----------
Paul M. Pankratz        62      35         2           66,100
Ralph W. Boeker         60      34         1           15,000
John R. Peele           50       5         6           19,500
Wallace C. Diokmann     51       2         6           17,159
Trond Aschehoug         51      25         2           12,450
Kenneth J. Kerr         50      28         1           16,000

Average per
Executive Officer       54      22         3           24,368

CE Executive                             IPP         Beneficial
Officers(a)            Age            Experience     Ownership
- ------------           ---            ----------     ----------
David L. Sokol          38                16           394,431
Thomas R. Mason         51                16            55,420
Steven A. McArthur      36                 4            68,416
Donald O'Shei Sr.       61                 8            38,545
John G. Sylvia          36                 9            60,270

Average Per
Executive Officer       44                10           123,416

CE management: 10 years younger, 3X the IPP experience, and 3X the personal stake

____________________
(a) Statistics are based on the Magma 1994 Proxy Statement and the CE Proxy Statement.

                            [CE logo appears here]



REASONS TO ACCEPT CALIFORNIA ENERGY'S OFFER

                  DOW AND MAGMA MANAGEMENT - NET SELLERS

         [Graphic Representing Certain Sales of Magma Common Stock by Dow and by Certain Members of Magma Management.]

                                   Magma Power
                      Date         Share Price
                    --------       -----------
                    10/21/93         $37.75
                    12/21/93          34.00
                     2/02/94          33.75
                     3/25/94          34.25
                     5/18/94          31.25
                     7/08/94          29.50
                     8/30/94          29.00
                    10/21/94          37.00

                            [CE logo appears here]



REASONS TO ACCEPT CALIFORNIA ENERGY'S OFFER

                      WHAT MAGMA SHAREHOLDERS MISSED

         [Graphic Representing Market Price of Magma Common Stock
          Relative to Market Price of California Energy's Offered
                     Consideration in October 1991(a)]

                                     Price Per Share
                          ----------------------------------
                            1991 Proposed        Magma Power
                 Date     CE Consideration       Share Price
               --------   ----------------       -----------
               10/01/91         $29                 $26
                3/27/92          24                  22
                9/18/92          26                  22
                3/19/93          42                  39
                9/10/93          37                  39
                3/04/94          36                  31
                8/31/94          35                  29

____________________

(a)  Exchange Ratio = 2.0168

                            [CE logo appears here]



OVERVIEW

                             DISCUSSION TOPICS

- -    Transaction Rationale

- -    California Energy Offer and Magma Response

- -    Profile of California Energy

- -    Comparison of California Energy and Magma

- -    Correcting the Misstatements and Omissions - What Magma
     Didn't Tell You

- -    Five Reasons to Accept the Offer

- -    Questions

                            [CE logo appears here]



                          TRANSACTION RATIONALE

                            [CE logo appears here]



TRANSACTION RATIONALE

                              INDUSTRY TRENDS

- -    International Markets Provide Most Attractive Investment Opportunities

- -    IPP Industry is Highly Competitive - Critical Mass and Name
     Recognition are Important

     -    Competition not limited to renewables

     - Increased project size with more complex development and financing process

     -    Enhanced access to public capital markets - "Brand Names"

     -    Credibility with foreign governments

- -    Future Global Leaders Will Need to be "Full Service Providers"

                            [CE logo appears here]



TRANSACTION RATIONALE

                                 OVERVIEW

- -    Creates One of the Largest Global IPPs


                  1993 SUMMARY FINANCIAL STATISTICS ($MM)

                            CE               Magma
                           ----              -----
Sales                      $149               $167
EBITDA                      102                106

                          PROJECT PORTFOLIO (MWs)

Operation                   325                244
Construction                300                  0
Development                 930         [1,132](a)

- ---------------
(a)  Pursuant to October 21, 1994 Magma Press Release.

                            [CE logo appears here]



TRANSACTION RATIONALE

                                 SYNERGIES

- -    Critical Mass

- -    Greater Access to Capital and Financial Flexibility

- -    Enhanced Name Recognition

- -    Broaden International Development Resources

- -    Corporate/Operating Efficiencies and Cost Reductions

- -    Increased Equity Base

                            [CE logo appears here]



               CALIFORNIA ENERGY OFFER AND MAGMA RESPONSE

                            [CE logo appears here]



CALIFORNIA ENERGY OFFER AND MAGMA RESPONSE

                          CALIFORNIA ENERGY OFFER

- -    Price

     -    $38.50 per share:   Cash  $28.50
                              Stock  10.00

     -    40% premium

     - Offer price fully values new project opportunities and expected synergies

- -    History of Discussions

     -    Long history of contacts over past 3 1/2 years - no progress

     -    $30.25 per Magma share stock transaction proposed in 1991

- -    Rationale for CE Offer

     -    Magma unwillingness to negotiate

     -    Merger makes economic sense for CE and Magma shareholders

     -    Allows Magma shareholders to decide

                            [CE logo appears here]



CALIFORNIA ENERGY OFFER AND MAGMA RESPONSE

                              MAGMA RESPONSE

- -    Magma Has Made Numerous Efforts to Thwart CE and Deprive Shareholders
     the Opportunity to Maximize Value

     - Refusal to negotiate

     - Stalling for time

     - Implementation of Anti-Takeover impediments

     Date                                    Event
__________________       _________________________________________________
September 19, 1994       -    CE Offers to Acquire Magma for $35 per Share

September 25, 1994       -    Magma Requests that CE Delay Tender Offer
                              until October 4 - CE Agrees

October 3, 1994          -    Magma Board Adopts Poison Pill and Golden
                              Parachutes

                         -    Magma Commences Litigation Against CE

October 4, 1994          -    CE Announces Cash Tender Offer to Purchase
                              51% of Magma for $35 per Share

October 10, 1994         -    Magma Board Recommends that Shareholders
                              Reject CE Proposal

October 21, 1994         -    CE Offers to Acquire Magma for $38.50 per
                              Share

                            [CE logo appears here]



CALIFORNIA ENERGY OFFER AND MAGMA RESPONSE

               COST TO SHAREHOLDERS OF MAGMA'S RECENT ACTIONS

                                                       ESTIMATED COSTS
                                             ------------------------------
                                                 MAGMA               CE
                                             -------------      -----------
Golden Parachutes/Option Acceleration(a)     $ 7,364,338

Legal/Litigation                               4,000,000         $4,000,000

P.R./Advertising                                 250,000            250,000

Printing                                         250,000            250,000

Proxy Solicitation                               225,000            225,000

Goldman, Sachs                                 5,750,016

Roadshow                                          25,000             25,000

Total                                        $17,864,354         $4,750,000


          Combined Total Cost                           $22,614,354


CONCLUSION:  IS THIS REALLY IN THE BEST INTERESTS OF MAGMA SHAREHOLDERS?

(a)  Based on 1994 Proxy Statement.

                            [CE logo appears here]



CALIFORNIA ENERGY OFFER AND MAGMA RESPONSE

MAGMA CLAIM                                  CE RESPONSE
Conditional upon Financing              -    Binding Bank Commitment for
                                             $500 million

"It is not David Sokol's God-given      -    "It is not Ralph Boeker's
right to acquire Magma" - Ralph              God-given right to deny
Boeker in Dow Jones interview                his shareholders maximum value
                                             and entrench himself" - David
                                             Sokol

High Leverage of Combined Company       -    Proper utilization of balance
                                             sheet

                                        -    Leverage indicates non-
                                             recourse project financing
                                             success

                                        -    Combined companies have
                                             enhanced access to new capital
                                             in future

                                        -    Kiewit remains an important
                                             shareholder

Too Many Other Conditions

CE Shareholder Vote                     -    Kiewit supports transaction
                                             (38% vote)

Merger Agreement                        -    Poison pill necessitates
                                             approach

Coercive: 51% Offer                     -    Offer strategy determined by
                                             Magma Board's refusal to
                                             negotiate

                            [CE logo appears here]



                   PROFILE OF CALIFORNIA ENERGY

                            [CE logo appears here]



PROFILE OF CALIFORNIA ENERGY

                             MISSION STATEMENT

            "TO BE THE LEADING GLOBAL PROVIDER OF INDEPENDENTLY
              DEVELOPED, OWNED AND OPERATED ELECTRICAL ENERGY
       FACILITIES UTILIZING ENVIRONMENTALLY RESPONSIBLE TECHNOLOGY"

                            [CE logo appears here]



PROFILE OF CALIFORNIA ENERGY

                                 OVERVIEW


- -    Clearly Defined Long-Term Strategy with a Focus and Strong Reputation:

     -    Operational excellence

     -    Recognized leader in development

     -    Engineering and construction control

     - Financial innovation and strict adherence to internal rate of return and risk minimization standards

     -    Strong management team with a proven successful track record

               CALIFORNIA ENERGY WAS AWARDED THE "STRATEGIC
               CONTINUITY AWARD" FOR PURSUING A SUCCESSFUL
               BUSINESS STRATEGY BY INDEPENDENT ENERGY MAGAZINE
               SEPTEMBER, 1994

                            [CE logo appears here]


PROFILE OF CALIFORNIA ENERGY

             [Two adjacent bar graphs are presented depicting
                        the following information.]

      REVENUE (millions)
- ------------------------------------------
Year           1989-1993 Growth Rate:  33%
- ----           ---------------------------
1989                 $48

1990                  97

1991                 116

1992                 128

1993                 149


      EARNINGS (millions)(a)

Year           1989-1993 Growth Rate:  43%

1989                 $10

1990                  12

1991                  27

1992                  39

1993                  43

____________________

(a) Before extraordinary items, change in accounting principle, and preferred dividends.

                            [CE logo appears here]



PROFILE OF CALIFORNIA ENERGY

                           EARNINGS PER SHARE(a)

      [A bar graph is presented depicting the following information.]

               1989-1993 Growth Rate:  27%

Year              Earnings Per Share
- ----              ------------------
1989               $0.38

1990                0.44

1991                0.75

1992                0.92

1993                1.00

____________________

(a) Before extraordinary items and change in accounting principle.

                            [CE logo appears here]



PROFILE OF CALIFORNIA ENERGY

                 FIRST NINE MONTHS REVENUE AND EARNINGS(a)

             [Two adjacent bar graphs are presented depicting
                        the following information.]

      REVENUE
- ----------------------------
Year           $ in Millions
- ----           -------------
1993              $113.3

1994               139.2


     EARNINGS
- ----------------------------
Year           $ in Millions
- ----           -------------
1993              $34.8

1994               38.3(b)

____________________

(a) Before extraordinary items, change in accounting principle and preferred dividends.

(b)  Before effect of Senior Discount Notes.

                            [CE logo appears here]



PROFILE OF CALIFORNIA ENERGY

                 CE HAS CONSISTENTLY OUTPERFORMED MAGMA(a)

            [Three adjacent bar graphs are presented depicting
                        the following information.]

      REVENUE GROWTH
- -----------------------------
Company        Revenue Growth
- -------        --------------
CE                   33%

Magma                28%


      EARNINGS GROWTH(b)
- ------------------------------
Company        Earnings Growth
- -------        ---------------
CE                   43%

Magma                24%


       EPS GROWTH(b)
- -------------------------
Company        EPS Growth
- -------        ----------
CE                   27%

Magma                21%

____________________

(a)  Based on 1989-1993 Compound Annual Growth Rates.

(b) Before extraordinary items, change in accounting principle, and preferred dividends.

                            [CE logo appears here]



PROFILE OF CALIFORNIA ENERGY

                                 STRENGTHS
DEVELOPMENT         x  David Sokol developed 16 projects for Ogden in 6
                       years

                    x  Kiewit 50/50 JV
                       - Sharing of development expenses

                       - Investment diversification

                    x Proven ability to complete projects in a timely manner

                    x  Strict adherence to internal standards


ENGINEERING         x  Global geothermal facility design experience
                       (including Salton Sea)

                    x  Experience in other technologies


FINANCING           x  First investment grade IPP - $560 mm Coso Funding
                       Notes

                    x  Largest corporate debt offering by IPP - $400 mm
                       Discount Notes Offering

                    x Full use of balance sheet to minimize equity issuance


CONSTRUCTION        x  CE and Kiewit Relationship

                       - Arm's length

                       - CE flexibility to match best contractor with
                         project

                       - Foreign construction risk management

                       - Proven success in power construction

                       - Readily financeable

                       - Quality reputation

                       - Must competitively bid for projects



OPERATIONS          x  Coso Performance

                       - Demonstrated history of cost management

                       - Demonstrated consistent high reliability and
                         performance

                       - One of, if not the best, safety records in the
                         industry

                       - Geotechnical systems such as 3D reservoir modeling



        CALIFORNIA ENERGY IS AN INTERNATIONAL FULL SERVICE PROVIDER

                                26





                                                      [CE logo appears here]



PROFILE OF CALIFORNIA ENERGY

                       PETER KIEWIT & SONS OVERVIEW

- -    Kiewit is a Global Infrastructure, Construction, Mining,
     Communications and Energy Company with $2.2 billion in Revenue and
     $261 million in Earnings in 1993

- -    Recognized by Forbes and Warren Buffett as One of the Best Run
     Companies in America (Forbes feature article, October 24, 1994)

- -    Reputation for Successfully Managing and Completing Large Complex
     Projects Worldwide

- -    Involved in 5 Main Businesses:


                      Market           Percent
Company               Capitalization   Ownership   Industry
- -------               --------------   ---------   --------
MFS Communications    $2,316 Million   71%         Communications

California Energy     $546 Million     43          IPP

C-TEC                 $409 Million     57          Cable TV/
                                                   Telecommunications

Kiewit Mining         Private          100         Mining

Kiewit Construction   Private          100         Construction

                            [CE logo appears here]



COMPARISON OF CALIFORNIA ENERGY AND MAGMA

                            [CE logo appears here]


                COMPARISON OF CALIFORNIA ENERGY AND MAGMA

               CE SETS THE STANDARD FOR OPERATING EXCELLENCE


OPERATING EXPENSES PER KWH             EMPLOYEES PER MW
- --------------------------         -------------------------
California Energy
 Coso 1993          2.38cents          California Energy   0.569

California Energy
 Coso 1994          2.28cents          Magma               1.360

Magma 1993          4.2cents

Magma Stated
 Goal for 1998      2.5cents

      [A bar graph is presented depicting the following information.]


Year           % of Contract Capacity
- ----           ----------------------
1991           Magma           105.0%
               CE              102.8%

1992           Magma           107.7%
               CE              108.6%

1993           Magma           110.0%
               CE              118.9%

1994 (YTD)     Magma           113.0%
               CE              120.6%

Avg.           Magma           109.0%
               CE              113.0%

                            [CE logo appears here]



COMPARISON OF CALIFORNIA ENERGY AND MAGMA

                           PERFORMANCE SCORECARD

                                       CE              MAGMA
                                  ------------    --------------
1994 PROJECT DEVELOPMENT
     Capital Raised               $802 million     $135 million
                                                   (Refinancing)

     New Projects Financed        Upper Mahiao         None
                                  Mahanagdong

     Projects Completed           Yuma                 None

1993 COSO OPERATING PERFORMANCE

     Operating Expenses/KWH            2.38cents           4.2cents

     Plant Operations                  118.9%          110.0%
     (% of Contract Capacity)

1989-1993 CAGR

     Revenue                           33%             28%
     Earnings                          43%             24%
     EPS                               27%             21%

            CONCLUSION:  WHICH COMPANY IS DRIVING THE BUSINESS?

                            [CE logo appears here]



COMPARISON OF CALIFORNIA ENERGY AND MAGMA

                   RELATIVE PROJECT DEVELOPMENT SUCCESS

                             CONTRACT  FINANCIAL
                             AWARD     CLOSE       CE       MAGMA
                             --------  ---------  ----      -----
IN OPERATION, CONSTRUCTION
 OR FINANCED
     MWs currently owned
      in operation                                 197      154

     MWs financed and
      under construction

          Upper Mahiao       9/93      4/94        120
          Mahanagdong(a)     9/93      8/94         90

     Subtotal                                      407      154

UNDER DEVELOPMENT

     MWs under contract,
      no financing

          Newberry, Oregon   9/94                  30
          Malitbog           9/93                           231
          Fish Lake          3/92                            36

     Subtotal                                      30       267

     MWs under development,
      in contract negotiations

          Indonesia:  Dieng Patuha                 800
          Philippines:  Casecnan                   100
          Philippines:  Alto Peak                            72
          Nevada:  Sheep Mountain                           200
          Indonesia:  Wayang Windu                          280
          Indonesia:  Karaha                                [150](b)
          California:  BRPU (currently stayed by CPUC)      163

     Subtotal                                      900      [865](b)

Total Operation, Construction, Financed &
        Development                              1,337    [1,286](b)

                   CONCLUSION:  WHO HAS MADE "REAL" MWs?

____________________
(a) Mahanagdong is a 180MW plant that was fully financed by CE.
(b) Pursuant to October 21, 1994 Magma Press Release.

                            [CE logo appears here]



CORRECTING THE MISSTATEMENTS AND OMISSIONS --

                        WHAT MAGMA DIDN'T TELL YOU

                            [CE logo appears here]



CORRECTING THE MISSTATEMENTS AND OMISSIONS

                        WHAT MAGMA DIDN'T TELL YOU

#1 CONSTRUCTION:

- -    Magma Misstatements and Omissions

     -    Magma uses multiple E&C contractors and CE uses single-source
(Kiewit)


- -    The Facts

     - Kiewit competes for all construction opportunities on an arm's length basis

     -    Since Kiewit investment, CE has used multiple contractors:
          -    Raytheon built Yuma (50 MW)
          -    Ormat building Upper Mahiao (120 MW)
          -    Kiewit building Mahanagdong (180 MW)
          -    Casecnan E&C - not selected

     - Magma claim of multiple contractors not verifiable due to limited construction activity



#2 OWNERSHIP:

- -    Magma Misstatements and Omissions

     -    Magma retains 50% or greater ownership and CE retains 50% or less


- -    The Facts

     -    California Energy (All operated by CE):

               Navy I                             46%
               Navy II                            50%
               BLM                                48%
               Desert Peak                        100%
               Roosevelt Hot Springs              70%
               Yuma                               100%
               Upper Mahiao                       100%
               Mahanagdong                        50%

     -    Magma Power (4 of 7 projects):
               Vulcan                             50%
               Hoch                               50%
               Elmore                             50%
               Leathers                           50%

                            [CE logo appears here]



#3 OPERATING PERFORMANCE:

- -    Magma Misstatements and Omissions

     - Magma has operated at 109% of contracted capacity in the last 4 years and CE has operated at 96% of contracted capacity 1991-1993


- -    The Facts

     -    Since 1991, Coso has averaged 113% of contracted capacity

     -    Coso currently operates at 128% of contracted capacity

#4 PLANT DEPRECIATION:

- -    Magma Misstatements and Omissions

     - Magma depreciates plants over a 20 year period and CE over a 37.5 year period


- -    The Facts

     - Weighted average depreciation for ALL CE geothermal depreciable assets is 24.6 years vs. 20 years for Magma


#5 HIGHLY LEVERAGED:

- -    Magma Misstatements and Omissions

     -    Magma's Debt/Total Capital ratio is 24.9% and CE's is 76.1%


- -    The Facts

     -    Net Debt/Total Capitalization:  35.3%
     -    Net Debt (excluding non-recourse project financing)/Total
            Capitalization:  13.0%

     - Magma balance sheet is unleveraged due to absence of new project financings


#6 RESOURCE MANAGEMENT:

- -    Magma Misstatements and Omissions

     - Magma wells experience little if any decline while new Coso wells decline 35% to 45% in first year

                            [CE logo appears here]



- -    The Facts

     - Average decline for Coso is currently about 11% which is in line with original projections

     - As Magma expands their use of the resource their declines will naturally increase. Additionally, Salton Sea is a different type of reservoir


#7 ROYALTY PAYMENTS:

- -    Magma Misstatements and Omissions

     -    Magma's royalties are levelized, while CE's are back-end loaded


- -    The Facts

     - Back-end loaded royalty payments provide NPV benefits to shareholders and are evidence of superior negotiating


#8 COST REDUCTION:

- -    Magma Misstatements and Omissions

     - Magma has a public plan to reduce cost to 2.5cents by 1998, while CE has no publicly announced plan

- -    The Facts

     - Beginning in 1991, CE implemented cost reduction programs leading to a current cost of 2.28cents per Kwh compared to Magma's current cost of 4.2cents



                CONCLUSION:  THE FACTS SPEAK FOR THEMSELVES

                            [CE logo appears here]



             FIVE REASONS TO ACCEPT CALIFORNIA ENERGY'S OFFER

                            [CE logo appears here]



FIVE REASONS TO ACCEPT THE OFFER

              REASON #1 - $38.50/SHARE REPRESENTS FAIR VALUE

- -    Proof:

          -    40% premium to market price prior to CE offer

          - Substantial premium to Magma's discounted cash flow value which reflects real and potential development opportunities

          -    DLJ indicates $35.00/share is a fair price.

          - Wall Street Transcript quotes Ralph Boeker, Magma CEO: "I don't think we're totally undervalued" on August 1, 1994 when stock price was $28.75

          - Obviously, two of your top executives agree, Mr. Boeker. They sold 10,000 shares at an average price of $34.25 in 1994.

          - On October 10, 1994, Mr. Boeker said, "In making its offer at this time, California Energy is trying to buy Magma at a bargain price that does not remotely reflect Magma's intrinsic value and long-term strategic promise."

                       WHICH WAY IS IT, MR. BOEKER?

                            [CE logo appears here]



FIVE REASONS TO ACCEPT THE OFFER

      REASON #2 - CE AND MAGMA COMBINATION BENEFITS ALL SHAREHOLDERS

- -    Benefits include:

          -    Strong combined annual cash flow

          -    Anticipated cost reductions

          -    Operational efficiencies

          - Increased size, stability and diversification of asset base and geothermal resources

          -    Increased global development opportunities

                            [CE logo appears here]



FIVE REASONS TO ACCEPT THE OFFER

     REASON #3 - CE MANAGEMENT IS BEST ABLE TO MEET FUTURE CHALLENGES

- -    International IPP Development Requires More than Just Caretaker
     Management

     - David Sokol, CEO, and his team at Ogden Projects, successfully developed, financed and constructed 16 power projects in 6 years

     - CE's management team has completed the most innovative financings in the industry ($560mm Coso Funding, $400 million zero coupon Senior Notes)

     - CE's management team averages 10 years experience in the IPP industry while Magma's management team averages only 3 years

- -    Kiewit Beneficially Owns 43.3% of CE Stock and has been Extremely
     Supportive

                            [CE logo appears here]



FIVE REASONS TO ACCEPT THE OFFER

          REASON #4 - OFFER CONTAINS NO SIGNIFICANT CONTINGENCIES

- -    Merger Agreement

- -    Financing in Place

     -    CE has $300mm Cash

     -    Binding Bank Commitments for $500mm

- -    Kiewit Votes 38% of CE Stock and Has Approved the Deal

      CE PREFERS TO OFFER THE SAME CONSIDERATION TO ALL SHAREHOLDERS

                            [CE logo appears here]



FIVE REASONS TO ACCEPT THE OFFER

          REASON #5 - MAGMA'S SHARE PRICE IS EXPECTED TO PLUMMET
                  IF CALIFORNIA ENERGY RETRACTS ITS OFFER

- -    No Other Offers have been Announced

- -    Magma's Share Price has Declined Steadily Throughout 1994

- -    Offer Price Exceeds Magma's LTM Trading Level

- -    Dow Sales of Magma Stock have been at Prices Below CE's Offer

- -    JP Morgan Research Analyst warns, "If the CE deal were to fall through, Magma shares could fall significantly (possibly as low as the pre-bid level of $27.50)"

- -    CE will not Overpay for an Acquisition and is Willing to Walk Away if
     the Price is Not Right (e.g., Westmoreland Energy)

                            [CE logo appears here]



CONCLUSION


          OUR OFFER MAXIMIZES THE VALUE OF YOUR MAGMA INVESTMENT


                          WE URGE YOUR ACCEPTANCE

                            GRAPHICS APPENDIX

                 (Pursuant Rule 304(a) of Regulation S-T)

                     Description of Graphical Elements

Page 5

     See description on Page 5.

Page 7

     Graphical depiction of certain sales of Magma common stock by Dow and by certain members of Magma management. Graphical element is a line graph, the vertical axis of which is marked in $1 dollar increments from $25 to $40 and the horizontal axis of which is marked with certain dates from January 13, 1994 through October 21, 1994. The graph contains a wavering horizontal line representing the market price of Magma's common stock during the periods indicated and is marked to indicate the date of certain sales by Dow and by certain members of Magma management.

Page 8

     Graphical depiction of market price of Magma common stock relative to market price of California Energy's offered consideration in October 1991. Graphical element is a line graph, the vertical axis of which is marked in $5 dollar increments from $10 to $50 and the horizontal axis of which is marked with certain dates from October 1, 1991 through August 31, 1994. The graph contains two wavering horizontal lines, one of which represents the market price of Magma's common stock during the periods indicated and the other of which represents the market price of California Energy's offered consideration in October 1991 during the periods indicated. [California Energy's offered consideration is based on an exchange ratio of 2.0168.]

Page 22

     See description on Page 22.

Page 23

     See description on Page 23.

Page 24

     See description on Page 24.

Page 25

     See description on Page 25.

Page 29

     See description on Page 29.


                                43